JPMORGAN TRUST I

JPMorgan SmartRetirement Blend Funds

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

JPMORGAN TRUST IV

J.P. Morgan Funds

JPMorgan SmartSpending 2015SM Fund

JPMorgan SmartSpending 2020SM Fund

(All Share Classes)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 1, 2021 to the current

Prospectuses and Summary Prospectuses, as supplemented

Integration of SmartRetirement Blend 2020-2060 and SmartSpending strategies. On or around March 18, 2022, each of the JPMorgan SmartRetirement Blend 2020-2060 Funds (the “SR Blend Funds”) anticipates modifying its investment strategy after it reaches its respective target retirement year (the year in its name) to incorporate the methodology used by the JPMorgan SmartSpending Funds, thereby integrating the two strategies.

Each of the SR Blend Funds is intended for investors expecting to retire around its target retirement year. Each SR Blend Fund provides exposure to a variety of asset classes through investments in underlying funds and direct investments, and over time adjusts its asset allocation strategy according to its “glide path.” In addition, each SR Blend Fund uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies. Upon reaching its target retirement year, each SR Blend Fund is expected to be at or near its most conservative asset allocation, substantially similar to the JPMorgan SmartRetirement Blend Income Fund and, prior to modifying its strategy, would have been merged into that Fund shortly thereafter.

Each JPMorgan SmartSpending Fund is intended for investors who retired on or around its target retirement year and intend to withdraw a portion of their investment in the Fund each year until 35 years after the target retirement year (target maturity year). Each JPMorgan SmartSpending Fund seeks to achieve a level of total return that supports shareholders systematically withdrawing a portion of their investment in the Fund each year until the target maturity year.

Each integrated SR Blend Fund will be intended for investors who plan to retire around its target retirement year and then withdraw their investment in the Fund over time, throughout retirement until the target maturity year. The integrated SR Blend Funds will use an asset allocation strategy designed with two main goals in mind: promoting asset accumulation prior to the target retirement year, which is the “Savings Phase”, and supporting investors withdrawing a portion of their investment in the integrated SR Blend Fund each year over a 35-year period until the Fund’s target maturity year, which is the “Spending Phase”. As a result, each integrated SR Blend Fund’s asset class allocations will change over time, generally becoming more conservative as the Fund approaches the target retirement year and then remaining relatively stable afterwards, throughout the Spending Phase. This means the strategy during the Savings Phase will generally start with a greater emphasis on global equity investments and gradually shift to a greater emphasis on global fixed income investments. During the Spending Phase, each integrated SR Blend Fund will generally retain an emphasis on global fixed income investments. In addition, during the Spending Phase, the Adviser will produce an annual “sample withdrawal amount” that will be posted on the integrated SR Blend Funds’ website. The sample withdrawal amount is a generic hypothetical example that seeks to estimate a percentage of an investor’s investment in the integrated SR Blend Fund as of the beginning of the year that theoretically could be redeemed by an investor during that year while still allowing for redemptions in future years through the target maturity year. The sample withdrawal amount attempts to balance income needs in the current year against the need for income in the future. Investors may use the sample withdrawal amount as a consideration in determining how much of their investment to withdraw each year during the Spending Phase.

SUP-SRB-1121

The integrated SR Blend Funds will follow the glide path shown below.

Following its respective target retirement year, each integrated SR Blend Funds’ glide path will be extended out 35 years past the target retirement year, covering the Spending Phase, instead of being merged into the SmartRetirement Blend Income Fund at or around the target retirement year under its current strategy. During the Spending Phase, each integrated SR Blend Fund will seek to achieve certain long-term risk and return targets that allow investors to withdraw a portion of their investment in the fund each year until the target maturity year. The integrated SR Blend Funds are designed to be liquidated or merged into the JPMorgan SmartRetirement Blend Income Fund at or around the target maturity year (or prior to the target maturity date if assets decline and the Adviser can no longer manage the Fund in-line with its investment goal).

The integrated SR Blend Funds will periodically assess the asset allocations shown in the glide path taking into account various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors, and may make adjustments. Based on those assessments, adjustments may be made to the glide path that include, among other things, modifying the existing allocations among asset classes, adding or removing asset classes or maintaining asset allocations for longer or shorter periods of time. As a result, the integrated SR Blend Funds’ actual allocations may differ from what is shown in the glide path by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartSpending 2020 Fund

In connection with the integration of the strategies described above, it is expected that the JPMorgan SmartSpending 2020 Fund will be merged into the JPMorgan SmartRetirement Blend Fund in March 2022, subject to Board approval, with the combined fund following the strategy and glide path shown above. If approved by the Board, an Information Statement will be mailed to JPMorgan SmartSpending 2020 Fund shareholders closer to the merger date providing further details. It is anticipated that the merger will not require shareholder approval.

JPMorgan SmartSpending 2015 Fund

In connection with the integration of the strategies described above, the JPMorgan SmartSpending 2015 Fund will be renamed the JPMorgan SmartRetirement Blend 2015 Fund. The Fund, which is in the Spending Phase, will follow the strategy and glide path as noted above. In addition, upon completion of the integration, the same portfolio management team that manages the SRB Funds will manage the renamed JPMorgan SmartRetirement Blend 2015 Fund. The portfolio managers that will manage the JPMorgan SmartRetirement Blend 2015 Fund upon completion of the integration are set forth below:

Portfolio Manager	Primary Title with Investment Adviser
Daniel Oldroyd	Managing Director
Silvia Trillo	Managing Director
Jeffrey A. Geller	Managing Director

JPMorgan SmartRetirement Blend Income Fund

The JPMorgan SmartRetirement Blend Income Fund is not part of the integration of strategies described above, other than the possibility of the integrated SR Blend Funds being merged into the JPMorgan SmartRetirement Blend Income Fund on or around the target maturity year, well in the future. The JPMorgan SmartRetirement Blend Income Fund will not incorporate the methodology used by the JPMorgan SmartSpending Funds, or produce a sample withdrawal amount. Similar to the integrated SR Blend Funds, however, the SmartRetirement Blend Income Fund will invest in underlying funds and establish its asset allocations by focusing on various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors. The Fund will have the ability to adjust its asset allocations by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

Changes to Current Strategic Target Allocations

The Adviser reviews the SR Blend Funds’ and SmartRetirement Blend Income Fund’s strategic target allocations at least annually and may make adjustments in its discretion, consistent with each Fund’s investment strategy. As part of this standard process, the Adviser recently reviewed the strategic target allocations and determined to adjust the overall allocation to equity from 91% to 94% at the start of the glide path and from 32.5% to 40% at the target retirement date and after. The Adviser also added a sub-asset class for U.S. Mid-Cap Equity, which was previously encompassed within the U.S. Small Cap Equity sub-asset class. In addition, the overall allocation to fixed income will decrease from 9% to 6% at the start of the glide path and from 62.5% to 55% at the target retirement date and after. The revised strategic target allocations for the SR Blend Funds and the SmartRetirement Blend Income Fund are noted below.

Years to Target Date	40	35	30	25	20	15	10	5	0	-10	-20	-35
Equity	94.00%	94.00%	94.00%	94.00%	87.00%	78.00%	66.00%	53.00%	40.00%	40.00%	40.00%	40.00%
U.S. Large Cap Equity	46.05%	46.05%	46.05%	46.05%	42.65%	38.25%	32.35%	25.95%	19.60%	19.60%	19.60%	19.60%
U.S. Mid Cap Equity	5.65%	5.65%	5.65%	5.65%	5.20%	4.70%	3.95%	3.20%	2.40%	2.40%	2.40%	2.40%
U.S. Small Cap Equity	4.70%	4.70%	4.70%	4.70%	4.35%	3.90%	3.30%	2.65%	2.00%	2.00%	2.00%	2.00%
REITs	3.75%	3.75%	3.75%	3.75%	3.50%	3.10%	2.65%	2.10%	1.60%	1.60%	1.60%	1.60%
International Equity	23.05%	23.05%	23.05%	23.05%	21.30%	19.10%	16.15%	13.00%	9.80%	9.80%	9.80%	9.80%
Emerging Markets Equity	10.80%	10.80%	10.80%	10.80%	10.00%	8.95%	7.60%	6.10%	4.60%	4.60%	4.60%	4.60%
Fixed Income	6.00%	6.00%	6.00%	6.00%	13.00%	22.00%	34.00%	47.00%	55.00%	55.00%	55.00%	55.00%
U.S. Fixed Income	4.80%	4.80%	4.80%	4.80%	10.40%	17.60%	27.20%	34.60%	36.50%	36.50%	36.50%	36.50%
Inflation Managed	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	7.50%	7.50%	7.50%	7.50%
High Yield Fixed Income	0.85%	0.85%	0.85%	0.85%	1.80%	3.10%	4.75%	6.60%	7.70%	7.70%	7.70%	7.70%
Emerging Markets Debt	0.35%	0.35%	0.35%	0.35%	0.80%	1.30%	2.05%	2.80%	3.30%	3.30%	3.30%	3.30%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%

The Adviser will implement these changes over time with the anticipated completion date coinciding with the integration of the strategies described above in March 2022. The overall allocations to equity, fixed income and cash and cash equivalent asset classes shown in the integrated SR Blend Funds’ glide paths above reflect these changes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE